UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   April 19, 2005

TRANSPORT CORPORATION OF AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-24908	41-1386925

(Commission	(I.R.S. Employer
File Number)	Identification No.)

1715 Yankee Doodle Road Eagan, Minnesota	55121

(Address of principal executive offices)	(Zip Code)

(651) 686-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

The Transport Corporation of America, Inc. (the “Company”) 2004 Annual Report to Shareholders sent to shareholders on or about April 19, 2005 (excluding the Company’s 2004 Form 10-K Annual Report which is enclosed with the Annual Report to Shareholders and is separately filed with the Commission), attached hereto as Exhibit 99.1, is furnished pursuant to Regulation FD.

Item 9.01.       Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Portions of Transport Corporation of America, Inc. 2004 Annual Report to Shareholders

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.
	By	/s/ Michael J. Paxton

Michael J. Paxton, Chairman President and Chief Executive Officer
Dated: April 19, 2005

TRANSPORT CORPORATION OF AMERICA, INC.
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Portions of Transport Corporation of America, Inc. 2004 Annual Report to Shareholders